1997 Semiannual Report


                                       AMERICAN
                                      MUNICIPAL
                                        INCOME
                                      PORTFOLIO



                                         XAA




              PIPER CAPITAL
               MANAGEMENT




American Municipal Income Portfolio - 1997 Semiannual Report

CONTENTS

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . .  2
Financial Statements and Notes . . . . . . . . . . . . . . . . . . .  6
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . 15
Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . 20
Glossary***  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24


*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

AMERICAN MUNICIPAL INCOME PORTFOLIO
-----------------------------------
FUND OBJECTIVE
High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisers. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

AVERAGE ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Based on net asset value for the periods ended July 31, 1997
-------------------------------------------------------------------------------

                                                                        Since
                                               One        Three       Inception
                                               Year        Year       (6/25/93)
                                               ----       -----       ---------
American Municipal Income Portfolio           14.24%      11.75%        7.23%

Lipper General Municipal Bond Funds:          12.83%       9.40%        6.73%
  Leveraged Average

Lehman Brothers Municipal Long Bond Index     12.61%       9.73%        7.15%


Average annualized total returns are through July 31, 1997, and are based on changes in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on changes in market price for the one-year, three-year and since inception periods ended July 31, 1997, were 23.44%, 9.76% and 3.97%, respectively. These returns also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average total return, with distributions reinvested, of leveraged perpetual and term trust national closed-end municipal funds as characterized by Lipper Analytical Services. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total returns.

The since inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through July 31, 1997.

-------------------------------------------------------------------------------

           1997 Semiannual Report   1   American Municipal Income Portfolio

PORTFOLIO MANAGERS' LETTER
-------------------------------------------------------------------------------

September 17, 1997
-------------------------------------------------------------------------------

DOUG WHITE, CFA,
shares responsibility for the management of American Municipal Income Portfolio. He has 14 years of financial experience.

DEAR SHAREHOLDERS:

AMERICAN MUNICIPAL INCOME PORTFOLIO CONTINUED TO PAY HIGH CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX DURING THE SIX MONTHS ENDED JULY 31, 1997. The fund's monthly dividend remained stable at 6.275 cents per share. During the same period, the fund's net asset value (NAV) total return was 7.93%, compared to 7.62% for the Lipper General Municipal Bond Funds:
Leveraged Average and 7.53% for the Lehman Brothers Municipal Long Bond Index. One-year NAV total returns for the fund and its benchmarks were 14.24%, 12.83% and 12.61%, respectively. We attribute the fund's positive NAV total return primarily to its effective duration,*** which was longer than the duration of the Lehman index. (See page 3 for further discussion about effective duration.) Based on market price, the fund's total return for the six months was 14.75%.*

* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

As a percentage of total assets on July 31, 1997

                     [CHART]

Housing Revenue                           14%
Water/Sewer/Pollution Control Revenue     12%
Other Assets                               2%
Health Service/HMO Revenue                 1%
Hospital Revenue                          20%
Eletric Revenue                           12%
Miscellaneous Revenue                      1%
Leasing Revenue                            5%
Education Revenue                          5%
Parking Revenue                            4%
General Obligations                       24%

Municipal inverse floating rate securities account for 1% of the fund's total assets.


-------------------------------------------------------------------------------

           1997 Semiannual Report   2   American Municipal Income Portfolio

-------------------------------------------------------------------------------

RON REUSS, ISFA,
shares responsibility for the management of American Municipal Income Portfolio. He has 28 years of financial experience.

WE ARE PLEASED THAT THE DISCOUNT*** BETWEEN THE FUND'S NET ASSET VALUE AND MARKET PRICE HAS BEEN REDUCED OVER THE PAST YEAR. As of July 31, 1997, the fund's NAV was $14.69, and its market price was $13.50, a discount of 8.10%, which is down from 14.33% a year ago. We attribute this reduction primarily to an increased level of interest in the fund from the investment community. In addition, we believe some investors have become concerned about the high levels of the stock market and are beginning to move back into bonds.

DURING THE REPORTING PERIOD, INTEREST RATES AND, IN TURN, BOND PRICES WERE VOLATILE. The economy showed signs of strength early in the period, prompting the Federal Reserve Board (the Fed) to raise the federal funds rate in March from 5.25% to 5.50%. That caused bond yields to rise and prices to fall. Beginning in mid-April, however, we began to see signs that the economy and inflation were beginning to slow. As a result, interest rates began to fall, and bond prices increased throughout the rest of the period.

WHILE THE FUND'S DURATION HELPED ITS PERFORMANCE DURING THE PERIOD, WE HAVE TAKEN STEPS TO SHORTEN IT SLIGHTLY TO HELP REDUCE THE FUND'S NAV VOLATILITY. This fund generally maintains an effective duration that is longer than that of its benchmark to help meet its objective of high current income. However, to make the fund less sensitive to changes in interest rates, we have been broadening the fund's focus in the past year to include shorter duration securities in addition to longer duration bonds. Since reducing duration can negatively affect a fund's income, we have done this selectively, following a process whereby we consider such things as a bond's call protection,*** coupon*** rate and maturity -- in addition to duration. Recently, our efforts to shorten duration have caused the fund to earn slightly less than its dividend. This is primarily due to the purchase of some seven-day floating rate bonds. We are exploring opportunities that will allow us to close this gap in earnings.

-------------------------------------------------------------------------------

           1997 Semiannual Report   3   American Municipal Income Portfolio

-------------------------------------------------------------------------------

OUR STRATEGY CONTINUES TO INCLUDE CHOOSING HIGHER QUALITY BONDS AND MAXIMIZING THE FUND'S CALL PROTECTION. The difference between yields of higher and lower quality bonds narrowed during the period, allowing us to keep the fund's quality fairly high. Ninety-eight percent of the bonds in the fund are rated A or higher, up from 96% the last time we reported to you. The fund's call protection is about 11 years. Keeping long call protection enhances our ability to maintain the fund's income for a longer period, since it helps protect against bond refinancings during times of falling interest rates.

-------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------
DURING THE REPORTING PERIOD, THE FUND MADE PURCHASES OF SCHOOL BONDS IN MICHIGAN, BECAUSE A TEMPORARY INCREASE IN THE SUPPLY OF MICHIGAN ISSUES MADE THEM UNUSUALLY ATTRACTIVE. THIS CAUSED AN INCREASE IN THE FUND'S ALLOCATION
OF INVESTMENTS IN THAT STATE (FROM 9% TO 12%). THE FUND IS WELL DIVERSIFIED ACROSS THE UNITED STATES, FOCUSING ON THE CENTRAL STATES. THIS MAP SHOWS ITS GEOGRAPHICAL DISTRIBUTION, AS A PERCENTAGE OF TOTAL ASSETS, ON JULY 31, 1997.

Alabama           --                    Montana           --
Alaska            --                    Nebraska          --
Arizona           3%                    Nevada            2%
Arkansas          --                    New Hampshire     --
California        5%                    New Jersey        --
Colorado          --                    New Mexico        8%
Connecticut       --                    New York          4%
Delaware          --                    North Carolina    --
Florida           --                    North Dakota      5%
Georgia           9%                    Ohio              --
Hawaii            2%                    Oklahoma          --
Idaho             --                    Oregon            --
Illinois          5%                    Pennsylvania      --
Indiana          10%                    Rhode Island      --
Iowa              1%                    South Carolina    1%
Kansas            1%                    South Dakota      1%
Kentucky          --                    Tennessee         --
Louisiana         4%                    Texas             9%
Maine             --                    Utah              4%
Maryland          4%                    Vermont           --
Massachusetts     --                    Virginia          --
Michigan         12%                    Washington        2%
Minnesota         4%                    West Virginia     --
Mississippi       --                    Wisconsin         2%
Missouri          --                    Wyoming           --


-------------------------------------------------------------------------------

           1997 SEMIANNUAL REPORT   4   AMERICAN MUNICIPAL INCOME PORTFOLIO

-------------------------------------------------------------------------------

WE DO NOT ANTICIPATE MAKING MAJOR STRATEGY CHANGES IN THE COMING MONTHS. We believe the economy will continue to grow at the moderate pace it has recently experienced, which should help keep inflation under control and keep the Fed from raising short-term interest rates. However, if inflation does become a concern and interest rates do rise, we would look to add income to the fund's portfolio by purchasing bonds at the higher interest rates. If, on the other hand, interest rates were to fall from current levels, we feel the fund is positioned appropriately.

Thank you for investing in American Municipal Income Portfolio. We remain committed to providing you with top-quality management and helping you meet your investment goals.

Sincerely,


/s/ Douglas J. White        /s/ Ronald R. Reuss


Douglas J. White                Ronald R. Reuss
Portfolio Manager               Portfolio Manager

-------------------------------------------------------------------------------

WHAT IS PREFERRED STOCK?
-------------------------------------------------------------------------------
This fund holds preferred stock, which pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and, potentially, the market value of shares of common stock.

-------------------------------------------------------------------------------

           1997 Semiannual Report   5   American Municipal Income Portfolio

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2) ........    $ 128,790,393
Cash in bank on demand deposit .............................           22,881
Other assets ...............................................           15,835
Accrued interest receivable ................................        1,312,680
                                                              -----------------
  Total assets .............................................      130,141,789
                                                              -----------------

LIABILITIES:
Preferred stock dividends payable (note 3) .................           18,353
Payable for investment securities purchased ................        2,000,775
Accrued investment management fee ..........................           37,578
Accrued remarketing agent fee ..............................            9,665
Accrued administrative fee .................................           16,105
                                                              -----------------
  Total liabilities ........................................        2,082,476
                                                              -----------------
  Net assets applicable to outstanding capital stock .......    $ 128,059,313
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)(note 3) .................................    $ 124,031,021
Undistributed net investment income ........................          432,003
Accumulated net realized loss on investments ...............       (4,229,562)
Unrealized appreciation of investments .....................        7,825,851
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................    $ 128,059,313
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............    $ 120,964,542
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to common stock ......................    $  84,559,313
Shares of capital stock outstanding ........................        5,756,267
Net asset value ............................................    $       14.69
Market price ...............................................    $       13.50

LIQUIDATION PREFERENCE OF PREFERRED STOCK:
Net assets applicable to preferred stock ...................    $  43,500,000
Shares of preferred stock outstanding ......................            1,740
Liquidation preference per share ...........................    $      25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

         1997 Semiannual Report  6  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 1997
 ..................................................................

INCOME:
Interest ...................................................     $   3,367,186
                                                              -------------------

EXPENSES (NOTE 5):
Investment management fee ..................................           215,224
Administrative fee .........................................            92,239
Remarketing agent fee ......................................            54,977
Custodian and accounting fees ..............................            37,709
Transfer agent fees ........................................            12,971
Reports to shareholders ....................................            14,426
Directors' fees ............................................             6,096
Audit and legal fees .......................................            20,923
Other expenses .............................................            31,536
                                                              -------------------
  Total expenses ...........................................           486,101
    Less expenses paid indirectly ..........................            (3,486)
                                                              -------------------

  Total net expenses .......................................           482,615
                                                              -------------------

  Net investment income ....................................         2,884,571
                                                              -------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................           132,759
Net change in unrealized appreciation or depreciation of
  investments ..............................................         4,036,634
                                                              -------------------

  Net gain on investments ..................................         4,169,393
                                                              -------------------

    Net increase in net assets resulting from operations ...     $   7,053,964
                                                              -------------------
                                                              -------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

         1997 Semiannual Report  7  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                               SIX MONTHS ENDED
                                                                    7/31/97             YEAR ENDED
                                                                  (UNAUDITED)             1/31/97
                                                              -------------------   -------------------
OPERATIONS:
Net investment income ......................................     $   2,884,571         $   6,133,591
Net realized gain on investments ...........................           132,759               397,404
Net change in unrealized appreciation or depreciation of
  investments ..............................................         4,036,634            (3,270,332)
                                                              -------------------   -------------------

  Net increase in net assets resulting from operations .....         7,053,964             3,260,663
                                                              -------------------   -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................        (2,167,234)           (4,334,469)
  Preferred stock dividends ................................          (772,072)           (1,493,104)
                                                              -------------------   -------------------
  Total distributions ......................................        (2,939,306)           (5,827,573)
                                                              -------------------   -------------------

  Total increase (decrease) in net assets ..................         4,114,658            (2,566,910)

Net assets at beginning of period ..........................       123,944,655           126,511,565
                                                              -------------------   -------------------

Net assets at end of period ................................     $ 128,059,313         $ 123,944,655
                                                              -------------------   -------------------
                                                              -------------------   -------------------

Undistributed net investment income ........................     $     432,003         $     486,738
                                                              -------------------   -------------------
                                                              -------------------   -------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

         1997 Semiannual Report  8  American Municipal Income Portfolio

        Notes to Financial Statements (Unaudited)
---------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturites of 60 days or less are valued at amortized cost, which approximates market value.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take

---------------------------------------------------------------------

         1997 Semiannual Report  9  American Municipal Income Portfolio

---------------------------------------------------------------------
               place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 1997, the fund had no outstanding when-issued or forward commitments.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common

---------------------------------------------------------------------

        1997 Semiannual Report  10  American Municipal Income Portfolio

---------------------------------------------------------------------
               shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ................................
               American Municipal Income Portfolio Inc. has issued and, as of July 31, 1997, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On July 31, 1997, the dividend rates were 3.50% and 3.40% for class "T" and "TH," respectively.

               RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended July 31, 1997, aggregated $31,756,189 and $35,658,054, respectively.

(5) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock,

---------------------------------------------------------------------

        1997 Semiannual Report  11  American Municipal Income Portfolio

---------------------------------------------------------------------
               from the value of the total assets of the fund). For its fee, the adviser provides investment advice and conducts the management and investment activities of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annual rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                  REMARKETING AGENT FEE
               The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

---------------------------------------------------------------------

        1997 Semiannual Report  12  American Municipal Income Portfolio

---------------------------------------------------------------------

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at January 31, 1997, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    CAPITAL LOSS      EXPIRATION
      CARRYOVER       DATE
    -------------     -----
       $2,804,747     2003
        1,557,574     2004
    -------------
       $4,362,321
    -------------
    -------------

---------------------------------------------------------------------

        1997 Semiannual Report  13  American Municipal Income Portfolio

---------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                    Six Months
                                                       Ended        Year Ended January 31,        Period
                                                      7/31/97     ---------------------------      Ended
                                                    (Unaudited)    1997      1996      1995     1/31/94(e)
                                                    -----------   -------   -------   -------   -----------
Net asset value, common stock, beginning of
  period .........................................  $  13.98      $ 14.42   $ 11.97   $ 14.88   $  14.13
                                                    -----------   -------   -------   -------   -----------
Operations:
  Net investment income ..........................      0.50         1.07      1.07      1.14   $   0.58
  Net realized and unrealized gains (losses) on
    investments ..................................      0.72        (0.50)     2.52     (2.92)      0.83
                                                    -----------   -------   -------   -------   -----------
    Total from operations ........................      1.22         0.57      3.59     (1.78)      1.41
                                                    -----------   -------   -------   -------   -----------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ..................     (0.38)       (0.75)    (0.85)    (0.87)     (0.44)
    Paid to preferred shareholders ...............     (0.13)       (0.26)    (0.29)    (0.23)     (0.08)
  From net realized gains
    Paid to common shareholders ..................        --           --        --     (0.02)        --
    Paid to preferred shareholders ...............        --           --        --     (0.01)        --
                                                    -----------   -------   -------   -------   -----------
    Total distributions to shareholders ..........     (0.51)       (1.01)    (1.14)    (1.13)     (0.52)
                                                    -----------   -------   -------   -------   -----------
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock ..........................................        --           --        --        --      (0.14)
                                                    -----------   -------   -------   -------   -----------
Net asset value, common stock, end of period .....  $  14.69      $ 13.98   $ 14.42   $ 11.97   $  14.88
                                                    -----------   -------   -------   -------   -----------
                                                    -----------   -------   -------   -------   -----------
Market value, common stock, end of period ........  $  13.50      $ 12.13   $ 12.50   $ 11.63   $  14.63
                                                    -----------   -------   -------   -------   -----------
                                                    -----------   -------   -------   -------   -----------
SELECTED INFORMATION
Total return, common stock, net asset value
  (a) ............................................      7.93%        2.41%    28.31%   (13.46)%     8.49%
Total return, common stock, market value (b) .....     14.75%        3.29%    15.21%   (14.44)%     0.40%
Net assets at end of period (in millions) ........  $    128      $   124   $   127   $   112   $    129
Ratio of expenses to average weekly net assets ...      0.79%(f)     0.78%     0.77%     0.74%      0.70%(f)
Ratio of expenses to average weekly net assets
  applicable to common stock .....................      1.22%(f)     1.22%     1.20%     1.20%      1.15%(f)
Ratio of net investment income to average weekly
  net assets .....................................      4.68%(f)     5.02%     5.13%     5.72%      4.88%(f)
Ratio of net investment income to average weekly
  net assets applicable to common stock (c) ......      5.27%(f)     5.90%     5.81%     7.43%      6.92%(f)
Portfolio turnover rate (excluding short-term
  securities) ....................................        28%          28%       54%       52%        31%
Remarketed preferred stock outstanding end of
  period (in millions) ...........................  $     44      $    44   $    44   $    44   $     44
Asset coverage ratio (d) .........................       294%         285%      291%      258%       297%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(d)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(e)  COMMENCEMENT OF OPERATIONS WAS JUNE 25, 1993.
(f)  ANNUALIZED.

---------------------------------------------------------------------

        1997 Semiannual Report  14  American Municipal Income Portfolio

Investments in Securities (Unaudited)
---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                                  July 31, 1997
 ............................................................................................

                                                            Principal              Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------  ------------        --------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (93.9%):
MUNICIPAL BONDS (92.8%):
  ARIZONA (3.2%):
    Pima County United School District (FGIC), 8.38%,
      7/1/13 ............................................  $  3,000,000        $    4,138,680
                                                                               --------------

  CALIFORNIA (4.6%):
    Duarte Redevelopment Agency, 6.88%, 11/1/11 .........     5,000,000             5,963,450
                                                                               --------------

  COLORADO (0.4%):
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16 ............................       500,000               527,080
                                                                               --------------

  GEORGIA (9.1%):
    Municipal Electrical Authority (FGIC) (Callable
      1/1/03 at 102), 6.50%, 1/1/12 .....................    10,000,000(d)         11,684,300
                                                                               --------------

  HAWAII (2.1%):
    State Department of Budget and Finance, 6.40%,
      7/1/13 ............................................     2,415,000             2,762,857
                                                                               --------------

  ILLINOIS (4.9%):
    Augustana College Revenue (Callable 10/01/07 at 100),
      5.70%, 10/1/11 ....................................       500,000               520,110
    Chicago State University Revenue (MBIA) (Callable
      12/1/04 at 102), 6.00%, 12/1/12 ...................     1,000,000             1,074,550
    Rochelle Electric Systems (AMBAC) (Callable 5/1/06 at
      102), 5.20%, 5/1/16 ...............................       750,000               747,270
    Kane County School District (FGIC) (Callable 2/1/05
      at 100), 5.75%, 2/1/15 ............................     1,000,000             1,040,720
    Health Facility Authority-Lutheran General Hospital
      (Callable 1/1/02-4/1/15 at 100-102), 6.80%-7.00%,
      4/1/08-1/1/22 .....................................     2,500,000             2,860,815
                                                                               --------------
                                                                                    6,243,465
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  15  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------  ------------        --------------
  INDIANA (10.1%):
    Valparaiso-Porter County Public Library (FGIC)
      (Callable 7/1/04 at 102), 6.25%, 1/1/16 ...........  $  1,500,000        $    1,639,905
    Health Facility Authority-Columbus Hospital (FSA),
      7.00%, 8/15/15 ....................................     2,670,000             3,277,986
    Brownsburg School Building Corporation (FSA)
      (Callable 2/1/05 at 102), 5.95%, 8/1/10 ...........     2,000,000             2,167,240
    IPS School Building Corporation (Callable 7/15/04 at
      102), 6.15%, 1/15/16 ..............................     2,800,000             3,047,576
    Tippecanoe County School Building Corporation (MBIA)
      (Callable 1/15/04 at 102), 5.95%, 7/15/12 .........     1,635,000             1,740,768
    Municipal Bond Bank (Callable 2/1/04 at 102), 6.00%,
      2/1/16 ............................................     1,000,000             1,046,710
                                                                               --------------
                                                                                   12,920,185
                                                                               --------------

  IOWA (0.8%):
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16 ...............................     1,000,000             1,066,950
                                                                               --------------

  KANSAS (0.9%):
    Kansas City Utility Systems Revenue (FGIC) (Callable
      9/1/04 at 102), 6.25%, 9/1/14 .....................     1,000,000             1,110,660
                                                                               --------------

  LOUISIANA (4.5%):
    Desoto Parish Pollution Control (Callable 1/1/03 at
      102), 7.23%, 1/1/19 ...............................     5,000,000             5,762,900
                                                                               --------------

  MARYLAND (4.3%):
    Baltimore Parking Revenue - Series A (FGIC), 5.90%,
      7/1/13 ............................................     4,865,000             5,444,081
                                                                               --------------

  MICHIGAN (12.4%):
    Clarkston Community Schools (MBIA) (Callable 05/01/07
      at 100), 5.25%, 5/1/17 ............................     1,000,000               998,700
    Comstock Park Public Schools (FGIC) (Callable 1/1/03
      at 102), 7.88%, 5/1/11 ............................     3,145,000(d)          4,035,601
    Hospital Financing Authority-Daughters Charity
      (Callable 11/1/05 at 101), 5.25%, 11/1/15 .........     3,000,000             2,992,770
    Kent Hospital Financial Authority-Michigan Hospitals
      (MBIA) (Callable 1/15/08 at 100), 7.25%,
      1/15/13 ...........................................     4,000,000             4,817,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  16  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------  ------------        --------------
    Royal Oak Hospital Financial Authority-William
      Beaumont Hospital, 5.50%, 1/1/18 ..................  $  3,000,000        $    3,042,600
                                                                               --------------
                                                                                   15,886,671
                                                                               --------------

  MINNESOTA (2.9%):
    Minneapolis Special School District (FGIC), 5.41%,
      2/1/15 ............................................     3,630,000(d)          3,691,891
                                                                               --------------

  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable 6/1/04
      at 101), 5.75%, 6/1/12 ............................     3,000,000             3,157,170
                                                                               --------------

  NEW MEXICO (8.2%):
    Mortgage Finance Authority, 6.40%-6.88%,
      7/1/15-7/1/25 .....................................     9,575,000            10,519,710
                                                                               --------------

  NORTH DAKOTA (2.9%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................     3,000,000             3,701,460
                                                                               --------------

  SOUTH CAROLINA (1.2%):
    State Highway-Series B (Callable 7/1/06 at 102),
      5.63%, 7/1/15 .....................................     1,500,000             1,585,830
                                                                               --------------

  SOUTH DAKOTA (1.2%):
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14 ...............................     1,500,000             1,525,575
                                                                               --------------

  TEXAS (8.9%):
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15 ...................     2,275,000             2,403,219
    El Paso General Obligation, 7.00%, 8/15/07 ..........     1,000,000             1,195,660
    Fort Bend Independent School District (Callable
      2/15/08 at 100), 5.00%, 2/15/14 ...................     2,000,000             1,988,840
    Round Rock Independent School District (MBIA)
      (Callable 6/1/05 at 100), 6.15%, 6/1/14 ...........     1,020,000             1,096,541
    Spring Independent School District (Callable 8/15/05
      at 100), 5.80%, 8/15/12-8/15/13 ...................     2,425,000             2,556,852
    United Independent School District (Callable 8/15/06
      at 100), 5.00%, 8/15/14 ...........................     1,150,000             1,143,457
    Houston Water Conveyance System (AMBAC), 7.50%,
      12/15/16 ..........................................       745,000               969,923
                                                                               --------------
                                                                                   11,354,492
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  17  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------  ------------        --------------
  UTAH (3.6%):
    Municipal Power-San Juan Project (MBIA) (Callable
      6/1/04 at 102), 6.25%, 6/1/14 .....................  $  1,300,000        $    1,431,417
    NEBO County School District (FGIC) (Callable 6/15/04
      at 100), 5.75%, 6/15/14 ...........................     3,000,000             3,132,840
                                                                               --------------
                                                                                    4,564,257
                                                                               --------------

  WASHINGTON (2.4%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ...........     1,000,000             1,062,750
    Clark County Industrial Revenue (AMT) (Callable
      08/01/02 at 100), 4.65%, 8/1/07 ...................     2,000,000(b)          2,000,000
                                                                               --------------
                                                                                    3,062,750
                                                                               --------------

  WISCONSIN (1.7%):
    Health and Education Facilities-Beloit Hospital
      (Callable 7/1/03 at 102), 5.80%-5.90%,
      7/1/09-7/1/11 .....................................     1,180,000             1,188,284
    Health and Education Facilities-Waukesha Hospital
      (AMBAC) (Callable 8/15/06 at 102), 5.50%,
      8/15/15 ...........................................     1,000,000             1,020,720
                                                                               --------------
                                                                                    2,209,004
                                                                               --------------

      Total Municipal Bonds
        (cost: $111,256,927) ............................                         118,883,418
                                                                               --------------

MUNICIPAL DERIVATIVE SECURITIES (1.1%):
  INVERSE FLOATER (1.1%):
    Duluth, Minnesota, Health Care Trust Certificate,
      Series F2, 10.02%, 5/1/18
      (cost: $1,157,615) ................................     1,110,000(b)(d)       1,356,975
                                                                               --------------

      Total Municipal Long-Term Securities
        (cost: $112,414,542) ............................                         120,240,393
                                                                               --------------

MUNICIPAL SHORT-TERM SECURITIES (6.7%):
  ILLINOIS (0.2%):
    Health Facilities Authority, 3.65%, 1/1/16 ..........       200,000(c)            200,000
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

        1997 Semiannual Report  18  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                       Amount             Value (a)
---------------------------------------------------------  ------------        --------------
  NEW YORK (3.9%):
    New York City General Obligation, 3.60%, 8/15/20 ....  $    350,000(c)     $      350,000
    New York City Municipal Water Authority, 3.60%,
      6/15/25 ...........................................     3,100,000(c)          3,100,000
    New York City, NY, Series B, VRDN, 3.60%, 10/1/20 ...     1,600,000(b)(c)       1,600,000
                                                                               --------------
                                                                                    5,050,000
                                                                               --------------

  NORTH DAKOTA (2.3%):
    Grand Forks Health Care-United Hospital, 3.70%,
      12/1/25 ...........................................     2,900,000(c)          2,900,000
                                                                               --------------

  WISCONSIN (0.3%):
    Health and Education Facilities-Wheaton Franciscan
      Services, 3.55%, 8/15/16 ..........................       400,000(c)            400,000
                                                                               --------------

      Total Municipal Short-Term Securities
        (cost: $8,550,000) ..............................                           8,550,000
                                                                               --------------

      Total Investments in Securities
        (cost: $120,964,542) (e) ........................                      $  128,790,393
                                                                               --------------
                                                                               --------------

NOTES TO INVESTMENTS IN SECURITIES (UNAUDITED):
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         AMT - ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 1997, THE AGGREGATE
          MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $2,000,000, WHICH REPRESENTS 1.6% OF NET ASSETS.
         VRDN - VARIABLE RATE DEMAND NOTE
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JULY 31, 1997.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JULY 31, 1997. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON JULY 31, 1997, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $20,768,767 OR 16.2% OF TOTAL NET ASSETS.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 7,825,851
      GROSS UNREALIZED DEPRECIATION ......           --
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 7,825,851
                                            -----------
                                            -----------

---------------------------------------------------------------------

        1997 Semiannual Report  19  American Municipal Income Portfolio

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The fund's preferred shareholders elected the following directors:

                                                                         SHARES
                                                       SHARES          WITHHOLDING
                                                     VOTED "FOR"    AUTHORITY TO VOTE
                                                    -------------   -----------------
David T. Bennett .................................     1,125                16
William H. Ellis .................................     1,125                16

               (2) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                                                         SHARES
                                                       SHARES          WITHHOLDING
                                                     VOTED "FOR"    AUTHORITY TO VOTE
                                                    -------------   -----------------
Jaye F. Dyer .....................................  3,594,544           47,731
Karol D Emmerich .................................  3,593,617           48,658
Luella G. Goldberg ...............................  3,593,150           49,125
David A. Hughey ..................................  3,594,544           47,731
George Latimer ...................................  3,593,368           48,907

               (3) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1998. The following votes were cast regarding this matter:

     SHARES             SHARES                           BROKER
   VOTED "FOR"      VOTED "AGAINST"     ABSTENTIONS     NON-VOTES
  -------------     ---------------     -----------     ---------
  3,591,527             25,489            25,258           --

---------------------------------------------------------------------

        1997 Semiannual Report  20  American Municipal Income Portfolio

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--------------------------------------------------------------------------------

          1997 Semiannual Report   21   American Municipal Income Portfolio

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--------------------------------------------------------------------------------

          1997 Semiannual Report   22   American Municipal Income Portfolio

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------

          1997 Semiannual Report   23   American Municipal Income Portfolio

GLOSSARY OF TERMS***


CALL PROTECTION
Call protection is the length of time during which a security cannot be redeemed by the issuer. For bonds, long call protection allows a security to maintain its income stream for a longer period of time by keeping issuers from refinancing their bonds during times of falling interest rates. At the same time, long call protection leaves more opportunity for a bond's price to increase in times of decreasing interest rates.

COUPON
Coupon is the interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

DISCOUNT
Closed-end funds may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

--------------------------------------------------------------------------------

          1997 Semiannual Report   24   American Municipal Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------

DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------

WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------

INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

LEGAL COUNSEL
--------------------------------------------------------------------------------

DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

FOR MORE INFORMATION

BY PHONE [LOGO]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [LOGO]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [LOGO]

http://www.piperjaffray.com/

PIPER CAPITAL                                                       Bulk Rate
MANAGEMENT                                                        U.S. Postage
                                                                      PAID
PIPER CAPITAL MANAGEMENT INCORPORATED                            Permit No. 3008
222 SOUTH NINTH STREET                                              Mpls., MN
MINNEAPOLIS, MN 55402-3804


THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


#21410  9/1997  236-97